SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 13, 1997

                            MILESTONE SCIENTIFIC INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                    0-26284                    13-3545623
          --------                    -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.


                   44 Kean Road, Short Hills, New Jersey 07078
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (201) 379-3171

                          U.S. Opportunity Search, Inc.
                          -----------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On March 13, 1997, the Registrant issued a press release, in the form annexed hereto as Exhibit A.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

         Exhibit A: Press Release of the Registrant, dated March 14, 1997.



                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 MILESTONE SCIENTIFIC INC.

                                 By: /s/ Leonard Osser
                                         Leonard Osser,
                                         President, Chief Executive Officer and
                                         Chief Financial and Accounting Officer

Dated:  March 14, 1997


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